Exhibit 99.17

MONTHLY CERTIFICATEHOLDERS’ STATEMENT

FIRST USA BANK, NATIONAL ASSOCIATION

FIRST USA CREDIT CARD MASTER TRUST, SERIES 1998-8

Monthly Period:	7/1/02 to 7/31/02
Distribution Date:	8/19/02
Transfer Date:	8/16/02

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the “Pooling and Servicing Agreement”) by and between First USA Bank, National Association, (the “Bank”) and The Bank of New York (Delaware), as trustee (the “Trustee”) the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the “Trust”) during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1998-8 Certificate (a “Certificate”). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders’ Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Monthly Distribution.

1. The total amount of the distribution to Certificateholders on the Distribution Date per $1,000 original certificate principal amount
Class A	$1.76667
Class B	$1.99778
Excess Collateral Amount	$2.43333

2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount
Class A	$1.76667
Class B	$1.99778
Excess Collateral Amount	$2.43333

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 1998-8

3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount
Class A	$0.00000
Class B	$0.00000
Excess Collateral Amount	$0.00000

B. Information Regarding the Performance of the Trust.

1. Allocation of Principal Receivables.

The aggregate amount of Allocations of Principal Receivables processed during the Monthly Period which were allocated in respect of the Certificates
Class A	$67,725,815.89
Class B	$6,124,846.09
Excess Collateral Amount	$7,755,200.78

Total	$81,605,862.76

2. Allocation of Finance Charge Receivables

(a1) The aggregate amount of Allocations of Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates
Class A	$6,943,364.77
Class B	$627,929.50
Excess Collateral Amount	$795,076.26

Total	$8,366,370.53

(b1) Principal Funding Investment Proceeds (to Class A)	$0.00
(b2) Withdrawals from Reserve Account (to Class A)	$0.00

Class A Available Funds	$6,943,364.77

(c1) Principal Funding Investment Proceeds (to Class B)	$0.00
(c2) Withdrawals from Reserve Account (to Class B)	$0.00
Class B Available Funds	$627,929.50

(d1) Principal Funding Investment Proceeds (to CIA)	$0.00
(d2) Withdrawals from Reserve Account (to CIA)	$0.00
CIA Available Funds	$795,076.26

(e1) Total Principal Funding Investment Proceeds	$0.00
(e2) Investment Earnings on deposits to Reserve Account	$0.00

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 1998-8

3. Principal Receivable/Investor Percentages

(a) The aggregate amount of Principal Receivables in the Trust as of 07/31/02	$32,850,077,918.39

(b) Invested Amount as of 07/31/02 (Adjusted Class A Invested Amount during Accumulation Period)
Class A	$500,000,000.00
Class B	$45,180,000.00
Excess Collateral Amount	$57,230,000.00

Total	$602,410,000.00

(c) The Floating Allocation Percentage:
Class A	1.537%
Class B	0.139%
Excess Collateral Amount	0.176%

Total	1.852%

(d) During the Accumulation Period: The Invested Amount as of (the last day of the Revolving Period)
Class A	$0.00
Class B	$0.00
Excess Collateral Amount	$0.00

Total	$0.00

(e) The Fixed/Floating Allocation Percentage:
Class A	1.537%
Class B	0.139%
Excess Collateral Amount	0.176%

Total	1.852%

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 1998-8

4. Delinquent Balances.

The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period
(a) 30-59 days	$449,965,178.20
(b) 60-89 days	$294,282,411.82
(c) 90-119 days	$224,605,041.57
(d) 120-149 days	$192,449,116.85
(e) 150-179 days	$159,371,976.02
(f) 180 or more days	$0.00

Total	$1,320,673,724.46

5. Monthly Investor Default Amount.

(a) The aggregate amount of all defaulted Principal Receivables written off as uncollectible during the monthly Period allocable to the Invested Amount (the aggregate “Investor Default Amount”)
Class A	$2,530,486.72
Class B	$228,846.88
Excess Collateral Amount	$289,762.95

Total	$3,049,096.55

6. Investor Charge-Offs & Reimbursements of Charge-Offs.

(a) The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested mount and the Excess Collateral Amount
Class A	$0.00
Class B	$0.00
Excess Collateral Amount	$0.00

Total	$0.00

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 1998-8

(b) The aggregate amount of Class A Investor Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Excess Collateral Amount
Class A	$0.00
Class B	$0.00
Excess Collateral Amount	$0.00

Total	$0.00

7. Investor Servicing Fee

(a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period
Class A	$625,000.00
Class B	$56,475.00
Excess Collateral Amount	$71,537.50

Total	$753,012.50

8. Reallocated Principal Collections

The amount of Reallocated Excess Collateral Amount and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month.
Class B	$0.00
Excess Collateral Amount	$0.00

Total	$0.00

9. Excess Collateral Amount

(a) The amount of the Excess Collateral Amount as of the lose of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month	$57,230,000.00

10. The Portfolio Yield

The Portfolio Yield for the related Monthly Period	10.28%

11. The Base Rate

The Base Rate for the related Monthly Period	4.08%

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 1998-8

C Information Regarding the Principal Funding Account

1. Accumulation Period

(a) Accumulation Period Commencement Date	08/01/2005

(b) Accumulation Period Length (months)	1

(c) Accumulation Period Factor	9.80

(d) Required Accumulation Factor Number	8

(e) Controlled Accumulation Amount	$602,410,000.00

(f) Minimum Payment Rate (last 12 months)	13.44%

2. Principal Funding Account

Beginning Balance	$0.00
Plus: Principal Collections for related Monthly Period from Principal Account	0.00
Plus: Interest on Principal Funding Account Balance for related Monthly Period	0.00

Less: Withdrawals to Finance Charge Account	0.00
Less: Withdrawals to Distribution Account	0.00

Ending Balance	0.00

3. Accumulation Shortfall

The Controlled Deposit Amount for the previous Monthly Period	$0.00

Less: The amount deposited into the Principal Funding Account for the Previous Monthly Period	$0.00

Accumulation Shortfall	$0.00

Aggregate Accumulation Shortfalls	$0.00

4. Principal Funding Investment Shortfall

Covered Amount	$0.00

Less: Principal Funding Investment Proceeds	$0.00

Principal Funding Investment Shortfall	$0.00

D Information Regarding the Reserve Account

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 1998-8

1. Required Reserve Account Analysis

(a) Required Reserve Account Amount percentage	0.00000%

(b) Required Reserve Account Amount ($) .5% of Invested Amount or other amount designated by Transferor)	$0.00

(c) Required Reserve Account Balance after effect of any transfers on the Related Transfer Date	$0.00

(d) Reserve Draw Amount transferred to the Finance Charge Account on the Related Transfer Date	$0.00

2. Reserve Account Investment Proceeds
Reserve Account Investment Proceeds transferred to the Finance Charge Account on the Related Transfer Date	$0.00

3. Withdrawals from the Reserve Account
Total Withdrawals from the Reserve Account transferred to the Finance Charge Account on the related Transfer Date (1 (d) plus 2 above)	$0.00

4. The Portfolio Adjusted Yield
The Portfolio Adjusted Yield for the related Monthly Period	6.58%

MONTHLY CERTIFICATEHOLDERS’ STATEMENT
Signature Page

First USA Bank, National Association as Servicer

By:	/s/ MICHAEL J. GRUBB

Michael J. Grubb First Vice President